Exhibit 99.1

Pacific Avenue Capital Partners to Acquire IAC’s Care.com

•	IAC streamlines portfolio, unlocks value from non-core assets
•	Affiliate of global private equity firm to oversee Care.com’s next chapter

NEW YORK—March 2, 2026—Today IAC (NASDAQ: IAC) announced it has entered into a definitive agreement with an affiliate of Pacific Avenue Capital Partners (“Pacific Avenue”), a global private equity firm specializing in corporate carve-outs in the middle market, in which the affiliate would acquire Care.com, one of the largest online marketplaces for finding family care and care jobs and wholly owned subsidiary of IAC, pursuant to which Pacific Avenue has agreed to purchase all of the issued and outstanding shares of Care.com, Inc. capital stock in an all cash transaction with a gross purchase price of approximately $320 million. The transaction is expected to close in the first half of 2026.

“We’ve been clear on our plan to sharpen IAC’s strategic focus on People Inc. and our MGM stake, while opportunistically monetizing non-core holdings to simplify our portfolio and enhance financial flexibility,” said Christopher Halpin, Executive Vice President, COO and CFO of IAC.

Acquired by IAC in 2020, Care.com is a leading platform and brand in the growing $400 billion market for family care. It is anchored by the largest online network of background-checked child and senior caregivers in the U.S and partnerships with over 700 employers to provide care solutions to their employees through Care.com. Under IAC, the company renewed its brand, overhauled its technology and transformed its product experience across Consumer and Enterprise, while expanding its presence in high-demand verticals such as senior care, pet care, and housekeeping, and significantly enhancing platform trust and safety.

“Care.com is an industry leader with a brand built on trust, a strong reputation, and a proven leadership team. Care.com has a clear path for growth as an independent, standalone company,” said Chris Sznewajs, Founder and Managing Partner of Pacific Avenue. “This transaction aligns perfectly with Pacific Avenue’s track record of executing corporate carve-outs to acquire market-leading businesses and partnering with leadership teams to elevate performance. We’re excited to work with Brad, Michelle, and the Care.com team to unlock the company’s full potential in serving families, caregivers, and its enterprise partners.”

“Care.com is entering its next chapter from a strong position of profitability and strength, and we’re excited to partner with Pacific Avenue to accelerate this momentum,” said Brad Wilson, CEO of Care.com. “Their dedicated investment and operating expertise will allow us to move faster — particularly in scaling our enterprise offerings — while continuing to invest deeply in our platform and deliver even greater value to families and caregivers.”

The transaction is subject to customary closing conditions and is expected to be completed in the first half of 2026.

Advisors

J.P. Morgan Securities LLC acted as exclusive financial advisor to IAC and Latham and Watkins LLP served as legal counsel to IAC. Weil, Gotshal & Manges LLP served as legal advisor to Pacific Avenue and Moelis & Company LLC served as exclusive financial advisor to Pacific Avenue.

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Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans," “guidance” and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the anticipated timing and completion of the proposed transaction and the expected benefits and strategic advantages of the transaction. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) our ability to compete with artificial intelligence (“AI”) technology and the disruption across marketing and publishing driven by AI-enabled search features, including Google AI Overviews, (ii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, as well as geopolitical conflicts, (iii) our ability to market our products and services in a successful and cost-effective manner, (iv) the visibility of our products and services in search results and related features, (v) changes in our relationship with (or policies implemented by) Google, (vi) the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vii) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (viii) the ability of our Digital business to successfully expand the digital reach of our portfolio of publishing brands, (ix) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to our Print business including declining revenue, increases in paper and postage costs, reliance on a single supplier to print our magazines and potential increases in pension plan obligations, (xi) our ability to establish and maintain relationships with quality and trustworthy caregivers, (xii) our ability to access, collect, use and protect the personal data of our users and subscribers, (xiii) our ability to engage directly with users, subscribers, consumers and caregivers on a timely basis, (xiv) the ability of our Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of our board of directors, matters subject to stockholder approval and our operations, (xv) risks related to our liquidity and indebtedness (the impact of our indebtedness on our ability to operate our business, our ability to generate sufficient cash to service our indebtedness and interest rate risk), (xvi) our inability to freely access the cash of People Inc. and its subsidiaries, (xvii) dilution with respect to investments in IAC, (xviii) our ability to compete, (xix) our ability to build, maintain and/or enhance our various brands, (xx) our ability to protect our systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom we do business), (xxi) the occurrence of data security breaches and/or fraud, (xxii) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxiii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxiv) changes in key personnel and risks related to leadership transitions and (xxv) changes to our capital deployment strategy. Certain of these and other risks and uncertainties are described in IAC’s filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Report on Form 10-K filed with the SEC on February 19, 2026, and subsequent reports that IAC files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

About IAC

IAC builds companies. We are guided by curiosity, a questioning of the status quo, and a desire to invent or acquire new products and brands. From the single seed that started as IAC nearly three decades ago have emerged 10 independent, public-traded companies and generations of exceptional leaders. We will always evolve, but our basic principles of financially-disciplined opportunism will never change. IAC is today comprised of category-leading businesses People Inc. and Care.com among others and holds strategic equity positions in MGM Resorts International and Turo Inc. IAC is headquartered in New York City.

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